Filed Pursuant to Rule 497(c)

Registration Nos.: 033-48907; 811-58433

The Marshall Funds Family

Prospectus

The Institutional Class of Shares

(Class I)

DECEMBER 31, 2004

•	Marshall Money Market Fund

•	Marshall Government Money Market Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Institutional Class of Shares (Class I)

Shares of Marshall Funds, Inc. (Marshall Funds) are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

Risk/Return Summary

The Marshall Funds offer investment opportunities to a wide range of investors, from investors with short-term goals who wish to take little investment risk to investors with long-term goals willing to bear the risks of the stock market for potentially greater rewards. The Marshall Funds are managed by the investment professionals at M&I Investment Management Corp. (Adviser).

Risk/Return Summary of Mutual Funds	Money Market Funds Marshall Money Market Fund Marshall Government Money Market Fund

Principal Risks of the Funds

	Debt Securities Risks	Government Obligations Risks
Marshall Money Market Fund	✓
Marshall Government Money Market Fund	✓	✓

A complete description of these risks can be found in the “Main Risks of Investing in the Funds” section.

RISK/RETURN SUMMARY	1

Risk/Return Summary (cont.)

Marshall Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks and liquidity risks.

Fund Performance: The following return information illustrates how the performance of the Fund’s Institutional Class of Shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calender years 2001 – 2003)

The year-to-date return as of the quarter ended September 30, 2004 was 0.81%.

Total Returns

Best quarter	(3rd quarter, 2000)	1.66%
Worst quarter	(4th quarter, 2003)	0.24%

7-Day Net Yield (as of 12/31/03)(1):		0.98%

Average Annual Total Returns through 12/31/03

	1 Year	Since 04/03/00 inception
Fund	1.08%	3.22%
LMMFI(2)	0.62%	2.73%
MFRA(3)	0.63%	2.68%

(1)	Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2)	The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3)	The iMoney Net, Inc. (formerly, IBC Financial Data) Money Fund Report Averages™ (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

2	RISK/RETURN SUMMARY

Risk/Return Summary (cont.)

Marshall Government Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. Government or by its agencies or instrumentalities, and in repurchase agreements secured by such obligations. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

The Fund invests in the securities of U.S. Government-sponsored entities including the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Not all U.S. Government-sponsored entities are backed by the full faith and credit of the United States Government. Examples of entities that are not backed by the full faith and credit of the United States Government include Freddie Mac, Fannie Mae and FHLBs. These entities, however, are supported through federal subsidies, loans or other benefits. The Fund also may invest in U.S. Government-sponsored entities which are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association. Finally, the Fund may invest in a few governmental entities which have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit System and the Financing Corporation.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks.

Annual Total Returns: A performance bar chart and total return information for the Fund have not been provided because the Fund has not been in operation for a full calendar year.

RISK/RETURN SUMMARY	3

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class of Shares of the Funds.

	Government Money Market Fund		Money Market Fund
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None		None

Annual Fund Operating Expenses
(expenses deducted from and expressed as a percentage of the Fund’s net assets)

Management Fee	0.20	%(2)	0.15	%(2)

Distribution (12b-1) Fee	None		None

Other Expenses	0.17	%(3)	0.09%

Total Annual Fund Operating Expenses(1)	0.37%		0.24%

(1) Although not contractually obligated to do so, the Adviser waived certain amounts. The net expenses the Funds actually paid for the fiscal period ended August 31, 2004 are shown below.

Total Actual Annual Fund Operating Expenses (after waivers)	0.20%		0.20%

(2)	The Adviser voluntarily waived a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fees paid by the Government Money Market Fund and Money Market Fund (after the voluntary waivers) were 0.03% and 0.11%, respectively, for the fiscal period ended August 31, 2004.

(3)	“Other Expenses” are estimates for the fiscal year ending August 31, 2005.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Funds will bear either directly or indirectly. Marshall & Ilsley Trust Company (M&I Trust) and its affiliates receive advisory, custodial, and administrative fees for the services they provide to the Funds or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Marshall Funds with the cost of investing in other funds.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each of the Funds’ operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Government Money Market Fund	Money Market Fund
1 Year	$38	$25
3 Years	$119	$77
5 Years	$—	$135
10 Years	$—	$306

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

4	FEES AND EXPENSES OF THE FUNDS

Main Risks of Investing in the Funds

Debt Securities Risks. Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below.

What About Bond Ratings?

When the Funds invest in bonds and other debt securities and/or convertible securities, some will be rated in the lowest investment grade category (e.g., BBB or Baa). Bonds rated BBB by Standard & Poor’s Corporation or Baa by Moody’s Investors Services have speculative characteristics. Unrated bonds will be determined by the Adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser will re-evaluate the bond and determine whether or not the bond is an acceptable investment.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks.

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which the Funds invest may be redeemed by the issuer before maturity (or “called”). This will most likely happen when interest rates are declining. If this occurs, a Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

INVESTING RISKS	5

Main Risks of Investing in the Funds (cont.)

Government Obligations Risks. For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association (Ginnie Maes) are supported by the full faith and credit of the United States, while securities issued by the Fannie Maes and the Freddie Macs are supported only by the discretionary authority of the U.S. government. Moreover, securities issued by the Student Loan Marketing Association (Sallie Maes) are supported only by the credit of that agency.

6	INVESTING RISKS

Securities Descriptions

In implementing the Funds’ investment objectives, the Funds may invest in the following securities. Some of these securities involve special risks, which are described under “Main Risks of Investing in the Marshall Funds.” The GOVERNMENT MONEY MARKET FUND, which has adopted a non-fundamental policy to invest at least 80% of its assets in U.S. Government securities, will provide shareholders with at least 60 days’ notice of any change in this policy.

	Marshall Money Market Fund	Marshall Government Money Market Fund
Corporate Debt Securities	✓
Fixed Rate Debt Securities	✓	✓
Floating Rate Debt Securities	✓	✓
Treasury Securities		✓
Commercial Paper	✓
Demand Instruments	✓
Bank Instruments	✓
Funding Agreements	✓
Repurchase Agreements	✓	✓
Agency Securities		✓

Securities

Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Such entities include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority Bonds.

Other government entities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association in support of such obligations.

A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit System and the Financing Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as

SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS	7

Securities Descriptions (cont.)

Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds may invest:

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in a higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of

8	SECURITIES DESCRIPTIONS

Securities Descriptions (cont.)

interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer. A Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, a Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Investment Ratings. The securities in which the Funds invest must be rated in one of the two highest short-term rating categories by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or be of comparable quality to securities having such ratings.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Treasury Securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

SECURITIES DESCRIPTIONS	9

How to Buy Shares

What Do Shares Cost? You can buy the Institutional Class of Shares of a Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on most national holidays and Good Friday. When a Fund receives your transaction request in proper form, it is processed at the next determined NAV. The Funds’ NAV is determined daily at 4:00 p.m. (Central Time). In calculating the Funds’ NAV, the Funds’ portfolios are valued using amortized cost.

What Is the Investment Minimum? To open an account with the Funds, your first investment must be at least $10 million. The minimum investment amount to add to your existing account is $100,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion.

How Do I Purchase Shares? You may purchase shares directly from the Funds by completing and mailing the account application and sending your payment to the Fund by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

You may also purchase shares of a Fund through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Purchase orders for the Funds must be received by 4:00 p.m. (Central Time) in order for shares to be purchased at that day’s NAV. For purchase orders that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), Marshall Investor Services (MIS) will use its best efforts to process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by 4:00 p.m. (Central Time) will receive that day’s NAV and dividend, regardless of when the order is processed. Each Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer or other service provider that has entered into an agreement with the Funds or its administrator to promptly submit purchase orders to the Funds. You are not the owner of Fund shares (and therefore will not receive dividends) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale. In addition, you must have a valid tax identification number.

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds are required to obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Funds to identify you. The Funds may also ask for other identifying documents or information.

10	HOW TO BUY SHARES

How to Buy Shares (Cont.)

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments

•	To open an Account - $10 million

•	To add to an Account - $100,000

Phone

•	Once you have opened an account and if you authorized telephone privileges in your account application or by subsequently completing an authorization form, you may purchase additional shares by calling MIS at 1-800-236-FUND (3863).

Wire

•	Notify MIS at 1-800-236-FUND (3863).

•	Then wire the money to:

M&I Marshall & Ilsley Bank

ABA Number 075000051

Credit to: Marshall Funds, Deposit Account, Account Number 27480

Further credit to: The Institutional Class of Shares [Identify name of Fund]

Re: [Shareholder name and account number]

•	If a new account, fax completed account application to MIS at 1-414-287-8511.

•	Mail a completed account application to the Fund at the following address:

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

•	Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Funds and the Federal Reserve wire system are open for business.

HOW TO BUY SHARES	11

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by telephone and by wire/electronic transfer. You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV. Telephone or written requests for redemptions must be received in proper form as described below and can be made through MIS.

Redemption requests for the Funds must be received by 4:00 p.m. (Central Time) in order for shares to be redeemed at that day’s NAV. For redemption requests that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. All redemption requests received in proper form and accepted by 4:00 p.m. (Central Time) will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

You may be charged a transaction fee if you redeem shares through an Authorized Dealer or service provider, other than MIS or Marshall & Ilsley Trust Company N.A.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863) (Except Retirement Accounts, which must be done in writing)

•	Contact MIS.

•	If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone.

Wire/Electronic Transfer

•	Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

•	Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

•	Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

•	Redemption requests must be received by 2:00 p.m. (Central Time) if you want the proceeds to be wired the same day.

12	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemptions

Limitations on Redemption Proceeds. Redemption proceeds normally are wired within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Board of Directors of the Marshall Funds (Board) determines that payment should be in kind.

Exchange Privilege. You may exchange the Institutional Class of Shares of a Fund for the Institutional Class of Shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund. An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public. The exchange privilege may be modified or terminated at any time.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders. Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the sole discretion of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces its market timing policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges; and

•	selective monitoring of trade activity.

While the Funds seek to detect and deter market timing activity, a Fund may not be able to detect excessive trading practices with respect to shares held through omnibus accounts.

ADDITIONAL CONDITIONS FOR REDEMPTIONS	13

Account and Share Information

Confirmation and Account Statements. You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

What is a Dividend and Capital Gain?

A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments. A capital gain distribution is the money paid to shareholders from a Fund’s profit derived from the sale of an investment, such as a stock or bond.

Dividends and Capital Gains. Dividends of the Funds are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your shares until the day your shares are redeemed.

In addition, the Funds pay capital gains, if any, at least annually. Neither of the Funds expects to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in a Fund’s dividends. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

Multiple Classes. The Marshall Funds have adopted a plan that permits each Fund to offer more than one class of shares. Currently the GOVERNMENT MONEY MARKET FUND offers two classes of shares and the MONEY MARKET FUND offers three classes of shares. All shares of each Fund or class have equal voting rights and will generally vote in the aggregate and not by Fund or class. There may be circumstances, however, when shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Distributions from the Funds’ investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such dividends are qualified dividend income eligible for the reduced rate of tax on long-term capital gains. Currently, the maximum tax rate on ordinary income is 35%, while the maximum tax rate on long-term capital gains is 15%. Fund distributions for the Funds are expected to be primarily distributions of dividends.

Redemptions and exchanges of Fund shares are taxable sales.

This section is not intended to be a full discussion of income tax laws. Please consult your own tax advisor regarding federal, state and local tax considerations.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

14	ACCOUNT AND SHARE INFORMATION

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Funds. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages each Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 1000 North Water Street, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2004, the Adviser had approximately $17.1 billion in assets under management, of which approximately $7 billion is in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Manager. The Funds are managed by Richard M. Rokus, a vice president of the Adviser. Mr. Rokus has managed the MONEY MARKET FUND since January 1,1994 and the GOVERNMENT MONEY MARKET FUND since May 2004, and has been employed by the Adviser since January 1993. Mr. Rokus also manages the Marshall Short-Term Income Fund, a series of the Marshall Funds not discussed in this Prospectus. Mr. Rokus is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Whitewater.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) as follows:

Fund	Advisory Fee
Money Market Fund	0.15%
Government Money Market Fund	0.20%

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Marshall Funds as custodian of the assets, shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS. The annual custody fees are 0.02% on the first $250 million of assets held plus 0.01% of assets exceeding $250 million, calculated based on each Fund’s ADNA.

M&I Trust is the administrator of the Funds and UMB Fund Services, Inc. (“UMB”) is the sub-administrator. As administrator, M&I Trust is entitled to receive fees directly from the Funds in amounts up to a maximum annual percentage of the aggregate ADNA of all money market funds of the Marshall Funds as follows:

Maximum Fee	Funds’ ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Distributor. Grand Distribution Services, LLC (“Grand”), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Funds’ shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

MARSHALL FUNDS, INC. INFORMATION	15

Financial Highlights – Institutional Class of Shares

The Financial Highlights will help you understand the Funds’ financial performance since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The following table has been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Their report, together with the Funds’ financial statements and notes thereto, is included in the Marshall Funds’ Annual Report dated August 31, 2004, which is available free of charge from the Funds.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Operations	Dividends to Shareholders from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(1)		Ratios to Average Net Assets						Net Assets, End of Period (000 Omitted)
										Expenses		Net Investment Income (Loss)		Expense Waiver(2)
Government Money Market Fund
2004(6)	$1.00	0.00		0.00	0.00	0.00	$1.00	0.28	%(7)	0.20	%(5)	1.18	%(5)	0.17	%(5)	$64,212
Money Market Fund
2000(4)	$1.00	0.03		0.03	(0.03)	(0.03)	$1.00	2.63%		0.24	%(5)	6.51	%(5)	0.05	%(5)	$141,909
2001	$1.00	0.05		0.05	(0.05)	(0.05)	$1.00	5.58%		0.21%		4.98%		0.05%		$914,693
2002	$1.00	0.02		0.02	(0.02)	(0.02)	$1.00	2.25%		0.20%		2.24%		0.04%		$910,196
2003	$1.00	0.01		0.01	(0.01)	(0.01)	$1.00	1.30%		0.20%		1.26%		0.03%		$1,302,242
2004	$1.00	0.01	(3)	0.01	(0.01)	(0.01)	$1.00	1.01%		0.20%		1.01%		0.04%		$1,532,640

(1)	Based on net asset value.

(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratio.

(3)	Per share information is based on average shares outstanding.

(4)	Reflects operations for the period from April 3,2000 (start of performance! to August 31,2000.

(5)	Computed on an annualized basis.

(6)	Reflects operations for the period from May 28,2004 (start of performance) to August 31,2004.

(7)	Not annualized for periods less than a year.

16	FINANCIAL HIGHLIGHTS

For More Information

A Statement of Additional Information (SAI) dated December 31, 2004 is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available.

To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863).

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services

1-800-209-3520

Internet address: http://www.marshallfunds.com

Grand Distribution Services, LLC Distributor	Investment Company Act File No. 811-58433

FOR MORE INFORMATION	17

Filed Pursuant to Rule 497(c)

Registration Nos.: 033-48907; 811-58433

Marshall Money Market Fund The Investor Class of Shares (Class Y)

Shares of Marshall Funds, Inc. (Marshall Funds) are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus

December 31, 2004

Risk/Return Profile

Marshall Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. In order to produce income that minimizes volatility, M&I Investment Management Corp. (the Adviser) uses a “bottom-up” approach which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks and liquidity risks.

Fund Performance: The following return information illustrates how the performance of the Fund’s Investor Class of Shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1994-2003)

The year-to-date return as of the quarter ended September 30, 2004 was 0.62%.

Total Returns
Best quarter	(4th quarter, 2000)	1.60%
Worst quarter	(4th quarter, 2003)	0.18%

7-Day Net Yield (as of 12/31/03)(1):	0.73%

Average Annual Total Returns through 12/31/03

	1 Year	5 Year	10 Year
Fund	0.83%	3.52%	4.35%
LMMFI(2)	0.62%	3.26%	4.08%
MFRA(3)	0.63%	3.20%	4.03%

(1)	Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2)	The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3)	The iMoney Net, Inc. (formerly, IBC Financial Data) Money Fund Report Averages™ (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

RISK/RETURN PROFILE	1

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor Class of Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None

Annual Fund Operating Expenses

(expenses deducted from and expressed as a percentage of the Fund’s net assets)

Management Fee	0.15	%(2)

Distribution (12b-1) Fee	None

Other Expenses	0.34	%(3)

Total Annual Fund Operating Expenses (1)	0.49%

(1)	Although not contractually obligated to do so, the Adviser waived certain amounts. The net expenses the Fund actually paid for the fiscal year ended August 31, 2004 are shown below.

Total Actual Annual Fund Operating Expenses (after waivers)	0.45%

(2)	The Adviser voluntarily waived a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) is 0.11% for the fiscal year ended August 31, 2004.

(3)	“Other Expenses” include a shareholder servicing fee of 0.25%.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company N.A. (M&I Trust), an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Fund or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$50
3 Years	$157
5 Years	$274
10 Years	$616

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

2	FEES AND EXPENSES OF THE FUND

Main Risks of Investing in the Fund

Debt Securities Risks. Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which the Fund invests may be redeemed by the issuer before maturity (or “called”). This will most likely happen when interest rates are declining. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

MAIN RISKS OF INVESTING IN THE FUND	3

Securities Descriptions

In implementing the Fund’s investment objective, the Fund may invest in the following securities. Some of these securities involve special risks, which are described under “Main Risks of Investing in the Fund.”

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund may invest:

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in a higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

4	SECURITIES DESCRIPTIONS

Securities Descriptions (cont.)

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer. The Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, the Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Investment Ratings. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

SECURITIES DESCRIPTIONS	5

How to Buy Shares

What Do Shares Cost? You can buy the Investor Class of Shares of the Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on most national holidays and Good Friday. When the Fund receives your transaction request in proper form, it is processed at the next determined NAV. The NAV for the Fund is determined daily at 4:00 p.m. (Central Time). In calculating NAV, the Fund’s portfolio is valued using amortized cost.

Keep in mind that Authorized Dealers, as defined below, may charge you fees for their services in connection with your share transactions.

What Is the Investment Minimum? To open an account with the Fund, your first investment must be at least $1,000. However, you can add to your existing Marshall Funds account directly or through the Funds’ Systematic Investment Program for as little as $50. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion.

How Do I Purchase Shares? You may purchase shares directly from the Fund by completing and mailing the account application and sending your payment to the Fund by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

Trust customers of M&I Trust may purchase shares by contacting their trust account officer. You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. In connection with opening an account, you will be required to provide information that will be used to verify your identity. If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided. Once you have opened an account with an Authorized Dealer, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863).

Your purchase order must be received by 4:00 p.m. (Central Time) in order for shares to be purchased at that day’s NAV. For purchase orders that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by 4:00 p.m. (Central Time) will receive that day’s NAV and dividend, regardless of when the order is processed. The Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer or other service provider that has entered into an agreement with the Fund or its administrative or shareholder services agent to promptly submit purchase orders to the Fund. You are not the owner of Fund shares (and therefore will not receive dividends) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale. In addition, you must have a valid Social Security or tax identification number.

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to verify your identity from the information provided, it may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

6	HOW TO BUY SHARES

Fund Purchase Easy Reference Table

Minimum Investments:

•	To open an Account - $1,000

•	To add to an Account (including through a Systematic Investment Program) - $50

Phone 1-800-236-FUND (3863)

•	Contact MIS.

•	Complete an application for a new account.

•	If you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail

•	To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

•	To add to your existing Fund Account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

In Person

•	Bring in your completed account application (for new accounts) and a check payable to “Marshall Funds” Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services

1000 North Water Street, 13th Floor

Milwaukee, WI 53202

FUND PURCHASE EASY REFERENCE TABLE	7

Fund Purchase Easy Reference Table (cont.)

Wire

•	Notify MIS at 1-800-236-FUND (3863).

•	Then wire the money to:

M&I Marshall & Ilsley Bank

ABA Number 075000051

Credit to: Marshall Funds, Deposit Account, Account Number 27480

Further credit to: The Investor Class of Shares – Marshall Money

Market Fund

Re: [Shareholder name and account number]

•	If a new account, fax completed application to MIS at 1-414-287-8511.

•	Mail a completed account application to the Fund at the address above under “Mail.”

•	Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Systematic Investment Program

•	You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in the Fund at the next Fund share price determined after MIS receives the order.

•	The $1,000 minimum investment requirement is waived for investors purchasing shares through the Systematic Investment Program.

•	Call MIS at 1-800-236-FUND (3863) to apply for this program.

Marshall Funds OnLineSM

•	You may purchase Fund shares via the Internet through Marshall Funds OnLineSM at http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

 Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares

•	If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee.

•	If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

•	All checks should be made payable to the “Marshall Funds.”

8	FUND PURCHASE EASY REFERENCE TABLE

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Trust customers of M&I Trust should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form as described below and can be made through MIS or any Authorized Dealer. It is the responsibility of MIS, any Authorized Dealer or other service provider to promptly submit redemption requests to the Fund if you request a wire transferred redemption to occur the same day.

Redemption requests for the Fund must be received by 4:00 p.m. (Central Time) in order for shares to be redeemed at that day’s NAV. For redemption requests that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. All redemption requests received in proper form and accepted by 4:00 p.m. (Central Time) will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or other service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863) (Except Retirement Accounts, which must be done in writing)

•	Contact MIS.

•	If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an authorized broker/dealer, you must contact your account representative.

Mail

•	Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

•	If you want to redeem shares held in certificate form, you must properly endorse the share certificates and send them by registered or certified mail. Additional documentation may be required from corporations, executors, administrators, trustees or guardians.

•	For additional assistance, call MIS at 1-800-236-FUND (3863).

HOW TO REDEEM AND EXCHANGE SHARES	9

Fund Redemption Easy Reference Table (cont.)

In Person

•	Bring in the written redemption request with the information described in “Mail” above Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services

1000 North Water Street, 13th Floor

Milwaukee, WI, 53202

•	The proceeds from the redemptions will be sent to you in the form of a check or by wire.

Wire/Electronic Transfer

•	Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

•	Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

•	Wire-transferred redemptions may be subject to an additional fee.

Systematic Withdrawal Program

•	If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

•	Contact MIS to apply for this program.

Marshall Funds OnLineSM

•	You may redeem Fund shares via the Internet through Marshall Funds OnLineSM at http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in Account and Share Information section.

Checkwriting

•	You can redeem shares of the Fund by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

•	Your check is treated as a redemption order for Fund shares equal to the amount of the check.

•	A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

•	Checks cannot be used to close your Fund account balance.

•	Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

10	FUND REDEMPTION EASY REFERENCE TABLE

Additional Conditions for Redemptions

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Board determines that payment should be in kind.

Exchange Privilege. You may exchange the Investor Class of Shares of the Fund for the Investor Class of Shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund. An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through MIS, you may telephone instructions to MIS to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions or service providers should contact their account representatives. Telephone exchange instructions must be received before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Fund will record your telephone instructions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders. Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (Market Timing Policy). Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the sole discretion of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces its market timing policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges; and

•	selective monitoring of trade activity.

While the Fund seeks to detect and deter market timing activity, it may not be able to detect excessive trading practices with respect to shares held through omnibus accounts.

ADDITIONAL CONDITIONS FOR REDEMPTIONS	11

Account and Share Information

Fund Transactions Through Marshall Funds OnLineSM. If you have previously established an account with the Fund, and have signed an OnLineSM Agreement, you may purchase, redeem or exchange shares through the Marshall Funds’ Internet Site on the World Wide Web at http://www.marshall-funds.com (the Web Site). You may also check your Fund account balance(s) and historical transactions through the Web Site. You cannot, however, establish a new Fund account through the Web Site—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Trust customers of M&I Trust should contact their account officer for information on the availability of transactions on the Web Site.

You should contact MIS at 1-800-236-FUND (3863) to get started. MIS will provide instructions on how to create and activate your Personal Identification Number (PIN). If you forget or lose your PIN number, contact MIS.

Online Conditions. Because of security concerns and costs associated with maintaining the Web Site, purchases, redemptions and exchanges through the Web Site are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	ByACH: $50	ByACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the Web Site are effective at the time they are received by the Fund, and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration or wiring instructions through the Web Site. The Web Site privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the Web Site for account histories or transactions, you should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Web Site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers and encryption system providers). While the Fund and its service providers have established certain security procedures, the Fund and its transfer agent cannot assure you that inquiries or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may be times when the Web Site is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming or exchanging shares by another method. The Marshall Funds, its transfer agent and MIS are not responsible for any such delays or malfunctions, and are not responsible for wrongful acts by third parties, as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Dividends and Capital Gains. Dividends of the Fund are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your shares until the day your shares are redeemed.

In addition, the Fund pays capital gains, if any, at least annually. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in the Fund’s dividends. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

12	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

What is a Dividend and Capital Gain? A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments. A capital gain distribution is the money paid to shareholders from the Fund’s profit derived from the sale of an investment, such as a stock or bond.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in your account and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. Currently, the Fund offers three classes of shares. All shares of the Fund or class have equal voting rights and will generally vote in the aggregate and not by class. There may be circumstances, however, when shareholders of a particular Marshall Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such dividends are qualified dividend income eligible for the reduced rate of tax on long-term capital gains. Currently, the maximum tax rate on ordinary income is 35%, while the maximum tax rate on long-term capital gains is 15%. Fund distributions are expected to be primarily distributions of dividends.

Redemptions and exchanges of Fund shares are taxable sales.

This section is not intended to be a full discussion of income tax laws. Please consult your own tax advisor regarding federal, state and local tax considerations.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

ACCOUNT AND SHARE INFORMATION	13

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Fund. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 1000 North Water Street, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2004, the Adviser had approximately $17.1 billion in assets under management, of which approximately $7 billion is in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Manager. The Fund is managed by Richard M. Rokus, a vice president of the Adviser. Mr. Rokus has managed the Fund since January 1, 1994 and has been employed by the Adviser since January 1993. Mr. Rokus also manages the Marshall Government Money Market Fund and the Marshall Short-Term Income Fund, other portfolios of the Marshall Funds not discussed in this Prospectus. Mr. Rokus is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Whitewater.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to 0.15% of the Fund’s average daily net assets (ADNA).

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Marshall Funds as custodian of the assets, shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS. The annual custody fee is 0.02% on the first $250 million of assets held plus 0.01% of assets exceeding $250 million, calculated based on the Fund’s ADNA. M&I Trust is entitled to receive shareholder services fees directly from the Fund in amounts up to a maximum annual percentage of 0.25% of the Fund’s ADNA. As shareholder services agent, M&I Trust has the discretion to waive a portion of its fees. However, any waivers of shareholder services fees are voluntary and may be terminated at any time in its sole discretion.

M&I Trust is the administrator of the Fund and UMB Fund Services, Inc. (“UMB”) is the sub-administrator. As administrator, M&I Trust is entitled to receive fees directly from the Fund in amounts up to a maximum annual percentage of the aggregate ADNA of all money market funds of the Marshall Funds as follows:

Maximum Fee	Funds’ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Distributor. Grand Distribution Services, LLC (“Grand”), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Fund’s shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

14	MARSHALL FUNDS, INC. INFORMATION

Financial Highlights—Investor Class of Shares

The Financial Highlights will help you understand the Fund’s financial performance for the last five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The following table has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, together with the Fund’s financial statements and notes thereto, is included in the Marshall Funds’ Annual Report dated August 31, 2004, which is available free of charge from the Fund.

									Ratios to Average Net Assets
Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Expenses	Net Investment Income (Loss)	Expense Waiver(2)	Net Assets, End of Period {000 Omitted)
2000	$1.00	0.06		0.06	(0.06)	(0.06)	$1.00	5.88%	0.44%	5.73%	0.16%	$1,776,669
2001	$1.00	0.05		0.05	(0.05)	(0.05)	$1.00	5.32%	0.46%	5.22%	0.05%	$1,697,200
2002	$1.00	0.02		0.02	(0.02)	(0.02)	$1.00	1.99%	0.45%	1.95%	0.04%	$1,857,948
2003	$1.00	0.01		0.01	(0.01)	(0.01)	$1.00	1.05%	0.45%	1.04%	0.03%	$1,889,427
2004	$1.00	0.01	(3)	0.01	(0.01)	(0.01)	$1.00	0.76%	0.45%	0.76%	0.04%	$2,123,605

(1)	Based on net asset value.

(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown.

(3)	Per share information is based on average shares outstanding.

FINANCIAL HIGHLIGHTS	15

For More Information

A Statement of Additional Information (SAI) dated December 31, 2004 is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available.

To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call Marshall Investor Services at 1-414-287-8555 or at 1-800-236-FUND (3863).

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services

1-800-209-3520

Internet address: http://www.marshallfunds.com

Grand Distribution Services, LLC	Investment Company Act File No. 811-58433
Distributor

16